UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2009

US Oncology Holdings, Inc.

US Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-126922	20-0873619
Delaware	0-26190	84-1213501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10101 Woodloch Forest

The Woodlands, Texas 77380

(Address of principal executive offices including zip code)

(281) 863-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On February 26, 2009, US Oncology Holdings, Inc., issued a press release regarding earnings for the fourth quarter and full year ended December 31, 2008 for US Oncology Holdings, Inc. and its wholly owned subsidiary US Oncology, Inc. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this report and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to the Securities and Exchange Commission (“SEC”), but shall be not deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this report and the attached exhibit shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01	Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

(c) Exhibits.

Exhibit 99.1	Press Release of US Oncology Holdings, Inc. dated February 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2009	By:	/s/ PHILLIP H. WATTS
Phillip H. Watts
Vice President and General Counsel